Exhibit 10.37

QUOTA SHARE RETROCESSION AGREEMENT

This Quota Share Retrocession Agreement (“Agreement”), effective as of January 1, 2002, is made and entered into by and between ACE CAPITAL RE OVERSEAS LTD. (the “Retrocedent”), an insurance company registered and licensed under the laws of the Islands of Bermuda, and ACE INA OVERSEAS INSURANCE COMPANY LTD. (the “Retrocessionaire”), an insurance company registered and licensed under the laws of the Islands of Bermuda.

In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Retrocedent and the Retrocessionaire agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1.   Definitions.  For all purposes with regard to this Agreement, (A) unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in (i) the Stop Loss Reinsurance Agreement dated as of October 1, 1997 between Central United Life Insurance Company (the “Original Reinsured”) and the Retrocedent and (ii) the Retrocession Agreement dated as of October 1, 1997 between the Original Reinsured and the Retrocedent (collectively, the “Underlying Agreements”), and (B) all accounting terms shall have the meanings assigned to them under generally accepted accounting principles (“GAAP”).

Section 1.2.   Headings.  All captions, headings or titles preceding any Section or Article in this Agreement are solely for convenience of reference and are not part of this Agreement and shall not affect its meaning, construction or effect.

ARTICLE 2

TERM

Section 2.1.   Term.  The term of this Agreement (the “Retrocession Term”) shall commence at 12:01 a.m., eastern standard time, on January 1, 2002 (the “Effective Date”) and shall remain in force until all of the Retrocedent’s obligations under the Underlying Agreements have been discharged.

ARTICLE 3

TYPE

Quota share retrocession.

ARTICLE 4

COVERAGE; REIMBURSEMENT OF EXPENSES

Section 4.1.   Coverage.  The Retrocedent hereby cedes to the Retrocessionaire, and the Retrocessionaire hereby assumes as reinsurance from the Retrocedent and agrees to indemnify the Retrocedent for, 100% of amounts paid by the Retrocedent to the Original Reinsured after the Effective Date in respect of the Underlying Agreements, whether by way of settlement, in respect of a judgment or award or otherwise.

Section 4.2.   Allocated Loss Adjustment Expenses.  The Retrocessionaire shall reimburse the Retrocedent for 100% of Allocated Loss Adjustment Expenses to the extent incurred by the Company on or after the Effective Date. “Allocated Loss Adjustment Expenses” means those expenses of the Company relating to the adjustment of claims under the Underlying Agreements, including without limitation court and/or arbitration panel costs, pre-judgment interest, interest upon judgments as it accrues, declaratory judgment expenses, security bond costs and allocated investigation, adjustment, and legal expenses chargeable to the investigation, negotiation, settlement or defense of a claim or the protection and perfection of any subrogation or salvage rights.  For the avoidance of doubt, “Allocated Loss Adjustment Expenses” does not include salaries paid to employees of the Company or other overhead expenses.

Section 4.3.   Trust Account Fees and Expenses.  The Retrocessionaire shall reimburse the Retrocedent for 100% of the fees and expenses paid by the Retrocedent with respect to the Trust Account (as defined below), to the extent such fees and expenses are paid directly by the Retrocedent (rather than deducted from the income arising from Trust Account assets). “Trust Account” means trust account #8338979300 established pursuant to the reinsurance trust agreement among the Original Reinsured, the Retrocedent and Bank One, Texas, NA, dated December 30, 1997.

ARTICLE 5

RETROCESSION PREMIUM

FUNDS WITHHELD ACCOUNT

Section 5.1.   Retrocession Premium.  The Retrocedent shall pay to the Retrocessionaire, as of the Effective Date, an up-front premium in the amount of $19,593,097 (the “Up-Front Premium”).  The Retrocedent shall also pay to the Retrocessionaire 100% of the periodic premium, net of expense allowance, payable under the Underlying Agreements on or after the Effective Date to the extent actually received by the Retrocedent, within 10 business days of receipt thereof (the “Periodic Premium” and, together with the Up-Front Premium, the “Retrocession Premium”). The Retrocession Premium shall be paid on a funds withheld basis.

Section 5.2.   Funds Withheld Account.  The Retrocedent shall calculate a notional account (the “Funds Withheld Account”) and shall (A) credit thereto (i) the Retrocession Premiums and (ii) interest at the Earned Rate on the average daily balance of the Funds Withheld Account during each calendar quarter and (B) debit therefrom the Permitted Debits (as defined below).  For purposes of calculating such interest, interest shall be credited to the Funds Withheld Account on the last day of each calendar quarter, Retrocession Premiums shall be credited to the Funds Withheld Account on the dates payable, and Permitted Debits shall be debited on the dates the corresponding amounts owed by the Retrocedent are withdrawn from the Trust Account or deducted from the income arising from Trust Account assets, as the case may be.  The balance of the Funds Withheld Account shall be payable to the Retrocessionaire within five (5) business days of the date on which the Retrocedent has no further liability under the Underlying Agreements.

“Earned Rate” means, with respect to a quarter, the book yield plus realized gains and losses for such quarter on the portfolio of assets held in the Trust Account.

ARTICLE 6

RIGHTS AND SETTLEMENTS

The Retrocessionaire agrees to abide by the claim settlements of the Retrocedent.  The Retrocedent shall be the sole judge of:

A.            The interpretation of the Underlying Agreements;

B.            What shall constitute a claim under the Underlying Agreements; and

C.            The Retrocedent’s liability under the Underlying Agreements and the proper amounts for the Retrocedent to pay thereunder.

Notwithstanding the foregoing, the Retrocedent shall not settle any litigation or other disputes between the Retrocedent and the Original Reinsured without the prior consent of the Retrocessionaire, which consent shall not be unreasonably withheld.

ARTICLE 7

REPORTS AND REMITTANCES

Section 7.1.   Reports Received from Original Reinsured.  Within five (5) business days of receipt by the Retrocedent, the Retrocedent shall deliver to the Retrocessionaire copies of all reports provided to the Retrocedent by the Original Reinsured.

Section 7.2.   Quarterly Report.  Within 30 days following the end of each calendar quarter during the Retrocession Term, the Retrocedent will prepare and deliver to the Retrocessionaire a report (the “Quarterly Report”) containing information relevant to the calculation of the amount owed by or to the Retrocessionaire hereunder in respect of such calendar quarter as well as a statement of the Earned Rate in respect of such calendar quarter and the balance of the Funds Withheld Account as at the end of such calendar quarter (which report shall be in such form as the Retrocedent and the Retrocessionaire shall reasonably agree).

Section 7.3.   Permitted Debits.  Amounts payable by the Retrocessionaire under Section 4.1 hereof shall be debited from the Funds Withheld Account to the extent the Retrocedent is permitted to use funds in the Trust Account to pay amounts owed by the Retrocedent to the Original Reinsured in respect of such amounts.  Amounts payable by the Retrocessionaire under Section 4.3 hereof shall be debited from the Funds Withheld Account to the extent such fees and expenses are deducted from the income arising from Trust Account assets (rather than being paid directly by the Retrocedent).  The amounts that may be debited from the Funds Withheld Account in accordance with this Section 7.3 are referred to herein as the “Permitted Debits”.

Section 7.4.   Remittances.  Net payments owed to the Retrocessionaire shall accompany the Quarterly Report.  Net payments owed to the Retrocedent shall be made within five (5) business days of delivery of the Quarterly Report; provided, however, at the option and upon the demand of the Retrocedent, when the amount due from the Retrocedent exceeds $100,000, the Retrocedent shall be paid by wire transfer of same day federal funds within two business days following the date of receipt by the Retrocessionaire of a special loss accounting.

ARTICLE 8

GENERAL CONDITIONS

Section 8.1.   Follow the Fortunes.  This Agreement is based on the original terms of the Underlying Agreements so that the Retrocessionaire’s rights and obligations vis-à-vis the Retrocedent with respect to the reinsurance provided under this Agreement shall, subject to the terms of this Agreement, follow the fortunes of the Retrocedent in all respects under the Underlying Agreements.

Section 8.2.   No Third Party Rights.  Nothing herein shall be construed to expand the liability of the Retrocessionaire beyond what is specifically assumed under this Agreement by creating in any third party any rights hereunder.

Section 8.3.   Insolvency.  In the event of the insolvency of the Retrocedent, this reinsurance shall be payable directly to the Retrocedent, or its liquidator, receiver, conservator or statutory successor immediately upon demand on the basis of the liability of the Retrocedent without diminution because of the insolvency of the Retrocedent or because the liquidator, receiver, conservator or statutory successor of the Retrocedent has failed to pay all or a portion of any claim.  It is agreed, however, that within a reasonable time the liquidator, receiver, conservator or statutory successor of the Retrocedent shall give written notice to the Retrocessionaire of the pendency of a claim against the Retrocedent under the Underlying Agreements.  During the pendency of such claim, the Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Retrocedent or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Retrocessionaire shall be chargeable, subject to the approval of the court, against the Retrocedent as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Retrocedent solely as a result of the defense undertaken by the Retrocessionaire.

Section 8.4.   Access to Records.  The Retrocessionaire or its duly authorized representative shall have access to and the right to inspect the books and records of the Retrocedent at all reasonable times for the purpose of obtaining information concerning this Agreement, the Underlying Agreements or the subject matter hereof.

Section 8.5.   Offset.  The Retrocessionaire or the Retrocedent may offset any balance(s) due from one party to the other under this Agreement or any other agreement exclusively between the parties hereto.  The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums or losses or otherwise.  In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable law.

Section 8.6.   Errors and Omissions.  Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as possible after discovery.

Section 8.7.   Governing Law.  This Agreement shall be governed by and is to be construed in accordance with the laws of the State of New York without giving effect to choice of law provisions and rules thereof.

Section 8.8.   Arbitration.  Any dispute or other matter in question relating to this Agreement that cannot be resolved by the Retrocedent and the Retrocessionaire arising out of, or relating to, the formation, interpretation, performance or breach of this Agreement, whether such dispute arises before or after termination of this Agreement, will be subject to arbitration.  Arbitration will be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen and cannot be otherwise settled by the parties.

Within thirty (30) days of the date of delivery of the notice of arbitration, each party will appoint a disinterested individual as arbitrator and the two so appointed will then appoint a third arbitrator who will serve as the umpire.  If either party fails to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator.  If the two arbitrators do not agree on a third arbitrator within fifteen (15) days of the date on which the second arbitrator was appointed, the parties shall employ the ARIAS-U.S. Umpire Appointment Procedures to appoint the third arbitrator.  If the ARIAS-U.S. Umpire Appointment Procedures have been terminated, the parties shall jointly petition the American Arbitration Association to appoint the third arbitrator.  The arbitrators will be active or retired officers of insurance or reinsurance companies who do not have a personal or financial interest in the result of the arbitration and who are not past or current officers, employees or directors of the Retrocedent, the Retrocessionaire or their respective affiliates.

The arbitration hearings will be held in New York, New York, or such other place as the parties may mutually agree.  Within thirty (30) days after appointment of the third arbitrator, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.  The decision of the panel shall be rendered within forty-five (45) days following the termination of the hearings.

In making its decision, the panel shall consider the customs and practices of the reinsurance industry.  The arbitrators will not be obliged to follow judicial formalities or the rules of evidence except to the extent required by the laws of the State of New York.  Insofar as the arbitration panel looks to substantive law, it shall consider the laws of the State of New York.  The decision of any two arbitrators when rendered in writing shall be final and binding.  The panel is empowered to grant interim relief as it may deem appropriate.  Judgment upon the award may be entered in any court having jurisdiction thereof.  The substantive laws of the State of New York, without regard to its conflict of laws rules, will govern any action or suit brought to compel any such arbitration or to enforce any award rendered pursuant to such arbitration.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator.  The remaining costs of the arbitration shall be allocated by the panel.  The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law.

Except as provided above, arbitration will be based, to the extent applicable, upon ARIAS-U.S. procedures.

The procedures specified in this Section will be the sole and exclusive procedures for the resolution of irreconcilable disputes between the parties arising out of or relating to the formation, interpretation, performance or breach of this Agreement.

This Section shall survive the termination of this Agreement.

Section 8.9.   Service of Suit.  Each party hereby irrevocably submits to the nonexclusive jurisdiction of any Federal or State of New York court sitting in the State of New York over any suit, action or proceeding relating to the enforcement of the parties’ agreement to arbitrate or the enforcement of an arbitral award.  Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum.  Each party agrees that a final judgment, not subject to any further appeal, in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and will be given effect in its state or country of domicile, as applicable, to the fullest extent permitted by applicable law and may be enforced in any Federal or State of New York court sitting in the State of New York, by a suit upon such judgment, provided that service of process is effected upon it as specified in this Section or as otherwise permitted by law.  Nothing herein shall be deemed to limit or waive a party’s right to remove a suit, action or proceeding to Federal court.

Further, each party hereby designates the Superintendent of Insurance of the State of New York, or his successor or successors in office, as the true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the other party under this Agreement and arising out of this Agreement, and hereby designates the person named in the “Notice” provision of this Agreement as the person to whom the Superintendent or such successor is authorized to mail such process or a true copy thereof.

Each party hereby consents to process being served in any suit, action or proceeding of the nature referred to above in any Federal or State of New York court sitting in the State of New York by service of process as set forth above; provided that, to the extent lawful and possible, written notice of said service shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the other party at its address specified herein or to any other address of which such party shall have given notice.  Each party irrevocably waives, to the fullest extent permitted by law, ail claim of error by reason of any such service and agrees that such service shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such party.

Service of process may be affected in any other manner permitted by law.  Nothing in this Section shall limit the right of a party to bring proceedings against the other party in any court having jurisdiction over such other party and such proceeding for the purpose of enforcing the parties’ agreement to arbitrate or to enforce an arbitral award.

Section 8.10.   Notice.  As used in this Agreement, notice shall mean any and all notices, requests, demands or other communications required or permitted to be given hereunder.  All notices shall be in writing and shall be (i) delivered personally, (ii) sent by an overnight delivery service, or (iii) sent by confirmed facsimile transmission, addressed to the parties at the addresses set forth below.  Any such notice shall be deemed given (i) in the case of personal delivery, when so delivered personally, (ii) if sent by overnight delivery service, one day after delivery of such notice to such service, and (iii) if sent by confirmed facsimile transmission, at the time of transmission.

If to the Retrocedent:

ACE Capital Re Overseas Ltd.

Victoria Hall

11 Victoria Street

PO Box HM 1826

Hamilton, Bermuda HM HX

Facsimile:  441-292-1563

Attention: Corporate Secretary

with a copy to:

ACE Capital Re Inc.

1325 Avenue of the Americas

New York, New York 10019

Telephone: 212-974-0100

Facsimile:  212-581-3268

Attention: General Counsel

If to the Retrocessionaire:

ACE INA Overseas Insurance Company Ltd.

Clarendon House

2 Church Street

PO Box HM 1022

Hamilton, Bermuda HM 11

Fax:

Phone:

Attention: Corporate Secretary

with a copy to

ACE Financial Solutions Inc.

1133 Avenue of the Americas

New York, NY 10036

Telephone:  212-642-7800

Facsimile:  212-642-7801

Attention: President

The Retrocedent and the Retrocessionaire shall provide each other with wiring instructions for monies to be transferred under this Agreement promptly after execution of this Agreement and at the time of any change in such instructions.

Section 8.11.  Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other party.

Section 8.12.  Amendments.  This Agreement may not be modified or amended except by mutual written consent of the parties.

Section 8.13.  Changes to Underlying Agreements.  The Retrocedent shall not amend, modify or supplement the Underlying Agreements without the prior written consent of the Retrocessionaire.

Section 8.14.  Waivers.  The terms of this Agreement may be waived only with the written consent of the party waiving compliance.  No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 8.15.  Entire Agreement; Rights and Remedies.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior written and oral statements with respect hereto.  The rights and remedies provided herein are cumulative and are not exclusive or any rights or remedies that any party may have at law or in equity.

Section 8.16.   Counterparts.  This Agreement may be executed in any number or counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been signed by a duly authorized officer of each of the parties on the respective dates set forth below.

ACE CAPITAL RE OVERSEAS LTD.

By:	/s/ Rebecca L. Carne
	Name:	Rebecca L. Carne
	Title:	Director
Date:

ACE INA OVERSEAS INSURANCE COMPANY LTD.

By:	/s/ [ILLEGIBLE]
Name:
Title:
Date:

EXHIBIT I

[Underlying Agreements]

STOP LOSS REINSURANCE AGREEMENT

This Stop Loss Reinsurance Agreement dated as of October 1, 1997 (“Agreement”) is made and entered into by and between Central United Life Insurance Company (“Central United” or the “Ceding Company”), a Texas stock life insurance company, and KRE Reinsurance Ltd. (“KRE” or the “Assuming Company”), an insurance company registered under the laws of the Islands of Bermuda.

In consideration of the mutual covenants and upon the terms and conditions set forth in this Agreement, Central United and the KRE hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1.   Definitions.  Except as expressly defined otherwise in this Agreement, for all purposes with regard to this Agreement, all capitalized terms in this Agreement shall have the meanings assigned to them below.  Any definitions set forth herein shall (i) include the singular as well as plural, and (ii) all accounting terms shall have the meanings ascribed to them under statutory accounting principles prescribed or permitted under the laws and regulations of the State of Texas.

A.    “Animal Limit of Liability” means two million dollars ($2,000,000).

B.    “Annual Retention” means three million dollars ($3,000,000).

C     “Covered Policies” means all policies, contracts, binders of insurance or similar agreements issued by Central United, in force prior to the Effective Date and classified as policies of universal life or interest-sensitive life (all such polices are listed on Schedule A attached hereto).

D.    “Effective Date” means October 1, 1997.

E.     “Net Liability” moans Central United’s contractual liabilities under all Covered Polices net of all reinsurance of such liabilities ceded by Central United to third-parties.

F.     “Retrocession Agreement” means the Retrocession Agreement dated as of October 1, 1997, by and between KRE and Central United.

G.    “Term” means the period during which this Agreement is in effect as provided in Article 3

Section 1.2.   Headings.  All captions, headings or titles preceding any Section or Article in this Agreement are solely for convenience of reference and are not part of this Agreement and shall not affect its meaning, construction or effect.

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ARTICLE 2

BUSINESS RETROCEDED

Subject to the terms and conditions of this Agreement, for each calendar year during the Term, Central United hereby cedes to the Assuming Company and the Assuming Company hereby assumes as reinsurance one hundred percent (100%) of the Net Liability of Central United under the Covered Policies in excess of the Ceding Company’s Annual Retention.  The Assuming Company’s aggregate liability for any calendar year during the Term of this Agreement is expressly limited to the Annual Limit of Liability.  The Ceding Company’s Annual Retention shall be fully paid and satisfied by Central United before KRE shall be liable for any payment for any liability assumed under this Agreement.  KRE shall not be liable for any portion of Central United’s Annual Retention under any circumstances including, but not limited to, Central United’s bankruptcy, insolvency, inability or unwillingness to pay claims under Covered Policies for any reason whatsoever or the uncollectability of any other insurance or reinsurance covering any of the Covered Policies.

ARTICLE 3

TERM AND TERMINATION

Section 3.1.  Term.  This Agreement shall be effective 12:01 A.M., Central Time, October 1, 1997, and shall remain in full force and effect until the natural expiration of the liabilities assumed hereunder or until sooner terminated as provided herein.

Section 3.2.  Termination

A.    Central United shall have the right (but not the obligation) to terminate this Agreement at any time after the termination of the Retrocession Agreement of even date herewith by and between Central United and KRE, by giving at least 5 days prior written Notice to KRE.

B.    This Agreement may be terminated by KRE (solely at KRE’s option) immediately upon Notice by KRE to Central United if Central United fails to pay any Premium due to KRE within fifteen (15) days after such Premium is due under this Agreement.

Section 3.3.  Effect of Termination.  Upon termination of this Agreement under Section 3.2, Central United shall reassume all liability ceded under this Agreement and the KRE shall transfer to Central United any reserves maintained by KRE relating to the liabilities assumed hereunder.

ARTICLE 4

PREMIUM

Section 4.1.  Premium.  Central United shall pay to KRE a quarterly premium equal to fifty thousand thousand dollars ($50,000) payable in advance on the first day of each calendar quarter during the term.  KRE shall have the right, in its sole discretion, to increase the quarterly premium payable hereunder to a maximum of one hundred thousand dollars ($100,000) upon giving Central United at least 15 days notice prior to first day of such calendar quarter.

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ARTICLE 5

CLAIMS

Section 5.1.  Claims for Loss.  The Ceding Company agrees to provide Notice of any claim covered under this Agreement (a “Loss Notice”) as soon as is reasonably possible.  Failure to provide such Notice shall not relieve the Assuming Company of its obligations hereunder for any loss resulting from such claim.

Section 5.2.  Rights and Settlements.  All losses, compromises, payments and expenses and allowances in consequence of a claim or a potential claim under the Covered Policies shall be settled by the Ceding Company without the intervention of the Assuming Company and shall be binding upon the Assuming Company and the Assuming Company shall allow or pay as the case may be each settlement in accordance with the terms of this Agreement.  The Ceding Company shall be the sole judge of (i) the interpretation of the Covered Policies, (ii) what shall constitute a claim or Covered Losses covered under the Covered Policies; and (iii) the amount it shall be proper for the Ceding Company to pay under the Covered Policies.

ARTICLE 6

ACCOUNTS

Within twenty (20) days following the end of each calendar quarter the Ceding Company shall render an account to the Assuming Company (i) all claims made and paid by the Ceding Company under the Covered Polices and the cumulative amount of such claims during the current calendar year, (ii) a notation advising of the statutory reserves at the end of such calendar quarter relating to the Covered Policies, (iii) KRE’s share of any claims based on the coverage provided under this Agreement, and (iv) such other information as may be requested by the Assuming Company.  Claims under this Agreement shall be payable to Central United within ten (10) business days after KRE’s receipt of each quarterly account provided for in this Article.

ARTICLE 7

GENERAL CONDITIONS

Section 7.1.  Insolvency.  Any risk or obligation assumed by the Assuming Company pursuant to this Agreement shall be payable by the Assuming Company on the basis of its liability under this Agreement without diminution because of any insolvency of the Ceding Company.  In the event of the insolvency of the Ceding Company and the appointment of a conservator, liquidator or statutory successor of any Ceding Company, all payments due hereunder shall be payable to such conservator, liquidator or statutory successor in accordance with this Agreement, with reasonable provision for verification, on the basis of claims allowed against such Ceding Company by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of such Ceding Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any such claim.  Payments by the Assuming Company as set forth above shall be made directly to such Ceding Company or its conservator, liquidator or statutory successor.

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Section 7.2.  Reinsurance Follows Original Policies.  All reinsurance for which Assuming Company shall be liable by subscribing to this Agreement shall be subject in all respects to the same terms, conditions, waivers and to the same modification, alterations and cancellations of the Covered Policies to which such reinsurance relates, the true intent of this Agreement is that the Assuming Company shall, in every case to which this Agreement applies, follow the fortunes of the Ceding Company, including loss payments and the timing thereof.  Except as specifically provided in this Agreement and any endorsement hereto, nothing herein shall be construed to expand the liability of the Assuming Company beyond what is specifically assumed under this Agreement by creating in any third party any rights hereunder.

Section 7.3.  Errors and Omissions.  Any inadvertent delays, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve either the Ceding Company or Assuming Company from any liability which would have attached had such delay, error or omission not occurred, including but not limited to any error or accidental omission by the other party in reporting any claim or loss under the Covered Policies.

Section 7.4.  Access to Records and Reports; Audits.  The Assuming Company or its duly authorized representative shall have access to and the right to inspect the books and records of the Ceding Company at all reasonable times for the purpose of obtaining information concerning this Agreement, the Covered Policies or the subject matter hereof or thereof.  The Assuming Company, at its sole expense, shall have the right to audit all of the Ceding Company’s records and procedures relating to the Covered Policies at the office of the Ceding Company during regular business hours.

Section 7.5.  Arbitration; Service of Process and Jurisdiction.  As a condition precedent to any right of action hereunder, if any dispute shall arise between the parties hereto with reference to the interpretation of this Agreement or their rights with respect to any transaction involved, whether such dispute arises before or after termination of this Agreement, such dispute, upon the written request of either party, shall be submitted to three arbitrators, one to be chosen by each party, and the third by the two arbitrators so chosen.  If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators.  If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots.  All arbitrators shall be active or retired disinterested officers of insurance or reinsurance companies or underwriters at Lloyd’s of London not under the control of either party hereto.

Except as may be otherwise provided herein, the arbitrators shall promulgate rules to interpret this Agreement based upon the Commercial Arbitration Rules of the American Arbitration Association applicable to commercial disputes and the Convention on Recognition and Enforcement of Foreign Arbitral Awards (June 10, 1958).  The arbitrators shall interpret this Agreement as an honorable engagement rather than as a legal obligation and will make their award with the view to effecting the general purpose and intent of this Agreement, rather than in accordance with the literal interpretation of the Agreement.

The party requesting the arbitration shall submit its case to the arbitrators within forty-five (45) days of the appointment of the third arbitrator.  The party responding to the request for arbitration shall submit its case to the arbitrators within forty-five (45) days of the receipt of the petitioner’s case.  A hearing shall be held within thirty (30) days after receipt of the parties cases in writing.  The arbitrators shall render their decision within thirty (30) days after completion of the hearing.

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The decision in writing of any two arbitrators, when filed with the parties hereto, shall be final and binding on both parties.  Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction.  Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and arbitration.  Said arbitration shall take place in Houston, Texas unless some other place is mutually agreed upon by the parties hereto.

The Assuming Company hereby irrevocably submits to the nonexclusive jurisdiction of any Federal or State of Texas court sitting in the State of Texas over any suit, action or proceeding arising out of or relating to this Agreement.  The Assuming Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim than any suit, action or proceeding brought in such court has been brought in an inconvenient forum.  The Assuming Company agrees that a final judgment, not subject to any further appeal, in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and will be given effect in the country of domicile of the Assuming Company to the fullest extent permitted by applicable law and may be enforced in any Federal or State of Texas court sitting in the State of Texas, by a suit upon such judgment, provided that service of process is effected upon it as specified in this Section or as otherwise permitted by law.

Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Assuming Company hereby designates the superintendent, Commissioner or Director of Insurance or other officer specified for the purpose in the statute, or his successor or successors in office, as the true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Assuming Company under this Agreement, and hereby designates the person named in this Agreement in Section 7.12 as the person whom the officer is authorized to mail such process or a true copy thereof.

The Assuming Company consents to process being served in any suit, action or proceeding of the nature referred to above in any Federal or State of New York court sitting in the State of New York by service of process as set forth above, provided that, to the extent lawfully possible, written notice of said service shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Assuming Company at its address specified herein or to any other address of which the Assuming Company shall have given notice to the Ceding Company.  The Assuming Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service shall be deemed in every respect effective service of process upon the Assuming Company in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to the Assuming Company.

Nothing in this Section shall affect the right of the Assuming Company from receiving service of process in any other manner permitted by law or limit the right of the Ceding Company to bring proceedings against the Assuming Company in any court having jurisdiction over the Assuming Company and such proceeding.

Section 7.6.  Offset and Remittances.  The Ceding Company and the Assuming Company hereby grant each other the right to offset any amounts owed by one party to the other under this Agreement, including but not limited to amounts owed hereunder as Premiums, claims for loss payments, or under any judgment entered upon any arbitration award made pursuant to the provisions of Section 6.4 hereof.  Accordingly, the amount of any payments to be made to either party pursuant to the terms of this Agreement shall be reduced by offsetting all amounts payable

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by such party to the other party so there shall be a single net payment due under this Agreement from one party to the other.  In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable law.  If any payment due under this Agreement is not timely made, then the amount thereof shall be increased by interest at a rate equal to the average daily one-year U.S. Treasury Bill rate in effect during the period from the time such payment was due through the date of the payment thereof.

Section 7.7.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles regarding choice of law.  Any arbitration under this Agreement, or any dispute regarding the right to arbitration shall be governed by the Federal Arbitration Act (9 USC Section I, et seq.).

Section 7.8.  Reserves.  The Assuming Company shall establish maintain all statutory reserves relating to the liabilities assumed hereunder as may be required by the Covered Policies and applicable law and regulation.  The reinsurance provided by this Agreement shall not be affected or invalidated by reason of any action or interpretation by any commissioner or superintendent of insurance of any jurisdiction with respect to the establishment or maintenance of any of the reserves described in this Article.  The Ceding Company shall furnish to the Assuming Company such information respecting its Coinsurance Share of liabilities assumed hereunder as the Assuming Company shall reasonably require in order to accurately compute or verify the amount of any such reserves.

The Assuming Company agrees to take all steps necessary to comply with all applicable laws and regulations so as to permit the Ceding Company to obtain full statutory financial statement credit for the reinsurance provided by this Agreement in all relevant jurisdictions, including but not limited to the establishment of reserves, trusts or letters of credit necessary for the Ceding Company to receive such credit

Section 7.9.  Currency.  All payments under this Agreement and all accounts and reports pursuant to this Agreement and any arbitration awards or court judgments arising out of this Agreement shall be in United States currency.

Section 7.10. Confidentiality.  The Assuming Company and the Ceding Company shall maintain the confidentiality of all information related to the Covered Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement and shall not disclose such information to any third parties without the prior written consent of the other party, except as may be required by governmental or regulatory authorities, rating agencies, or pursuant to legal process.

Section 7.11.  Entire Agreement.  This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, including any Schedules or Exhibits hereto, contains the sole and entire agreement between the Ceding Company and the Assuming Company with respect to the subject matter hereof.

Section 7.12.  Notice.  As used in this Agreement, Notice shall mean any and all notices, requests, demands or other communications required or permitted to be given hereunder, and all Notices shall be given or mailed by first class certified mail, return receipt requested, or by an overnight courier service, addressed to the parties at the addresses set forth below:

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If to the Ceding Company, to:

Central United Life Insurance Company

2727 Allen Parkway, 6th Floor

Houston, Texas 77019-2115

Attn: President

If to the Assuming Company, to:

KRE Reinsurance Ltd.

Victoria Hall, Victoria Street

P.O. Box HM 1826

Hamilton HM HX

Bermuda

Attn: Account Executive

With a copy to:

Capital Re Management Corporation

1326 Avenue of the Americas

18th Floor

New York, New York 10019

Attn: General Counsel

Section 7.13.  Taxes.

A.    The Ceding Company shall be liable for all premium and other taxes in connection with the Covered Policies.

B.    KRE and Central United agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations under Section 848 of the Internal Revenue Code of 1986, as amended:

(i)            The term “party” shall refer to either KRE or Central United, as appropriate.  The terms used in this subsection B are defined by reference to Federal Income Tax Regulation 1.848-2 and the term “net consideration” shall refer to either the net consideration as defined in Federal Income Tax Regulation 1.848-2(f) or the gross amount of premiums and other consideration as defined in Federal Income Tax Regulation l-848-3(b), as appropriate;

(ii)           Each party shall attach a schedule to its Federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election has been made;

(iii)          The party with net positive consideration, as defined in the Income Tax Regulations promulgated under Section 848, for such Reinsurance Agreements for each taxable year shall capitalize specific policy acquisition expenses with respect to such Reinsurance Agreements without regard to the general deductions limitation ofSection 848(c)(1) of the Internal Revenue Code;

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(iv)          Each party agrees to exchange information pertaining to the amount of net consideration under such Reinsurance Agreements each year to ensure consistency; and

(v)           The joint election agreed to hereunder shall be effective beginning with the Effective Date of this Agreement.

Section 7.14.  Wire Transfers.  The Ceding Company and the Assuming Company shall each promptly notify each other of the bank accounts into which wire transfers of money are to be made for any and all payments due under this Agreement.

Section 7.15.  No Third Party Beneficiaries.  This Agreement constitutes an indemnity reinsurance agreement solely between the Assuming Company and the Ceding Company, and is intended solely for the benefit of the parties hereto and their permitted successor and assigns, and it is not the intention of the parties to confer any rights as a third-party beneficiary to this Agreement upon any other person.

Section 7.16.  Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and it f the rights or obligations of the Assuming Company or Ceding Company under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 7.17.  Good Faith.  The parties agree to deal with each other fairly and in utmost good faith in the performance of this Agreement.

Section 7.18.  Not Assignable.  This Agreement may not be assigned by either party.

Section 7.19.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 7.20.  Waivers and Amendments.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof.  Such waiver must be in writing and must be executed by a duly authorized officer of such party.  A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion.  This Agreement may not be altered or changed except by a writing executed by the Ceding Company and the Assuming Company

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and delivered as of the date first written above.

CENTRAL UNITED LIFE INSURANCE COMPANY

By:	/s/ David W. Harris
Name:	DAVID W. HARRIS
Title:	CHAIRMAN

Dated:	3/31/1998

KRE REINSURANCE LTD.

By:	/s/ Rebecca L Carne
Name:	REBECCA CARNE
Title:	Assistant Secretary

Dated:	3/31/1998

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RETROCESSION AGREEMENT

This Retrocession Agreement dated as of October 1, 1997 (“Agreement”) is made and entered into by and between Central United Life Insurance Company (“Central United” or the “Ceding Company”), a Texas stock life insurance company, and KRE Reinsurance Ltd. (“KRE” or the “Assuming Company”), an insurance company registered under the laws of the Islands of Bermuda.

In consideration of the mutual covenants and upon the terms and conditions set forth in this Agreement, Central United and the KRE hereby agree as follows:

ARTICLE 1

definitions

Section 1.1.  Definitions.  Except as expressly defined otherwise in this Agreement, for all purposes with regard to this Agreement, all capitalized terms in this Agreement shall have the meanings assigned to them below.  Any definitions set forth herein shall (i) include the singular as well as plural, and (ii) all accounting terms shall have the meanings ascribed to them under statutory accounting principles prescribed or permitted under the laws and regulations of the State of Texas.

A.    “Assumption Agreement” means the Assumption Reinsurance Agreement, dated July 14, 1997, by and between Commonwealth National Life Insurance Company, a Mississippi stock life insurance company and Central United (a copy of which is attached hereto as Exhibit B).

B.    “Closing Date” means the date on which the Placement Slip for the reinsurance coverage provided under this Agreement was executed by Central United.

C.    “Coinsurance Agreement” means the Coinsurance Reinsurance Agreement, dated July 14, 1997, and effective October 1, 1997, by and between Commonwealth National Life Insurance Company, a Mississippi stock life insurance company and Central United (a copy of which is attached hereto as Exhibit A).

D.    “Earned Rate” means the rate of return (net of trustee fees), including amortization of premium or discount, and realized and unrealized gains and losses on the portfolio of assets held in trust for the benefit of Central United as provided for under Section 8.8 of this Agreement.

E.     “Effective Date” means October 1, 1997.

F.     “Excluded Liabilities” shall have the meaning assigned to it in Section 1.19 of the Coinsurance Agreement

G.    “Portfolio Indemnity Benefits” means KRE’s benefit payments to Central United related to its Coinsurance Share of the liability assumed under the Underlying Agreements.

H.    “Recapture Account” means the notional account established under Section 3.5 of this Agreement.

I.      “Statutory Reserves” means the sum of all reserves required to be maintained by Central United for the liabilities assumed under the Underlying Agreements calculated consistent with the reserve requirements, statutory accounting rules and actuarial principles prescribed or permitted by applicable law and regulation.

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J.     “Stop Loss Benefits” means the payments of death benefits made by KRE to Central United under and in accordance with the Stop Loss Reinsurance Agreement.

K.    “Stop Loss Reinsurance Agreement” means the Stop Loss Reinsurance Agreement dated as of October 1, 1997 by and between KRE and Central United.

L.     “Term” means the period during which this Agreement is in effect as provided in Article 3

M.   “Underlying Agreements” means the Assumption Agreement and the Coinsurance Agreement.

Section 1.2.  Headings.  All captions, headings or titles preceding any Section or Article in this Agreement are solely for convenience of reference and are not part of this Agreement and shall not affect its meaning, construction or effect.

ARTICLE 2

BUSINESS RETROCEDED

Subject to the terms and conditions of this Agreement, Central United hereby cedes to the Assuming Company and the Assuming Company hereby assumes as reinsurance, on a quota share basis, thirty-seven and one half percent (37.5%) (the “Coinsurance Share”) of the interests and liabilities (other than the Excluded Liabilities) of Central United under each of the Underlying Agreements.

ARTICLE 3

TERM AND TERMINATION

Section 3.1.  Term.  This Agreement shall be effective 12:01 A.M., Central Time, October 1, 1997, and shall remain in full force and effect until the natural expiration of the liabilities assumed hereunder or until sooner terminated as provided herein.

Section 3.2.  Termination

A.    Central United shall have the right (but not the obligation) to terminate this Agreement (i) at any time after the fourth anniversary of the Effective Date (i.e., October 1, 2001) up to, but not including, the fifteenth anniversary of the Effective Date of this Agreement (i.e., October 1, 2012) by giving at least 90 days prior written Notice to KRE and paying to KRE on the effective date of such termination an amount equal to the positive balance, if any, of the Recapture Account calculated in accordance with Section 3.5 as of the effective date of termination, (ii) on the fifteenth anniversary of the Effective Date of this Agreement (i.e., October 1, 2012) by giving at least 90 days prior written Notice to KRE.  If Central United terminates this Agreement in accordance with subsection (ii), Central United shall have no obligation to pay KRE any amount based on the balance in the Recapture Account and (iii) at any time prior to the fourth anniversary of the Effective Date (i.e., October 1, 2001)) by giving at least 90 days prior written Notice to KRE if the balance in the Recapture Account is zero.

B.    This Agreement may be terminated by KRE (solely at KRE’s option) immediately upon Notice by KRE to Central United if Central United fails to pay any Periodic Premium (defined below) due to KRE within fifteen (15) days after such Premium is due under this Agreement.   If KRE terminates this Agreement in accordance with this paragraph, Central United shall be obligated to pay KRE an amount equal to the positive balance of the Recapture Account calculated as of the end of the preceding calendar quarter, and that obligation shall survive the termination of this Agreement.

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Section 3.3.  Effect of Termination.  Upon termination of this Agreement under Section 3.2, Central United shall reassume all liability ceded under this Agreement and the KRE shall transfer to Central United the Statutory Reserves maintained by KRE relating to KRE’s Coinsurance Share of the liabilities under the Underlying Agreements.

Section 3.4.  Notice of Termination.  The Notice of termination required by Section 3.2A(i) and (ii) shall specify the effective date termination and otherwise comply with the requirements of Section 3.2 and 8.12 of this Agreement.

Section 3.5.  Recapture Account Balance.  For the purpose of determining the amount due KRE, if any, upon termination of this Agreement under Section 3.2A. a notional Recapture Account shall be established and maintained with respect to the coverage provided under this Agreement.  As of the Effective Date, the balance in the Recapture Account shall equal the Initial Expense Allowance (defined below).  Thereafter, the balance in the Recapture Account shall be equal to the result of the following formula as of the end of each calendar quarter:

Recapture Account Balance = A + B – C, where

A = the balance of the Recapture Account as of the end of the immediately preceding calendar quarter plus interest on that amount accrued for a calendar quarter at the Earned Rate, and

B = the sum of (i) Portfolio Indemnity Benefits and Stop Loss Benefits, plus (ii) all Periodic Expense Allowance payments, (iii) plus the increase, or minus decrease, from the immediately preceding calendar quarter in KRE’s Coinsurance Share of the Statutory Reserves associated with the Underlying Agreements, plus (iv) the greater of (x) 0.625% of the balance of the Recapture Account as of the end of the immediately preceding calendar quarter and (y) $7,500, and

C = the sum of (i) the Initial Premium and all Periodic Premiums paid, plus (ii) interest income (accrued at the Earned Rate) for a calendar quarter on KRE’s Coinsurance Share of the Statutory Reserves associated with the Underlying Agreements.

ARTICLE 4

PREMIUM AND EXPENSE ALLOWANCE

Section 4.1.  Premium.  Central United shall pay to KRE as premium (i) on the Closing Date, an amount (the “Initial Premium”) equal to KRE’s Coinsurance Share of the Statutory Reserves associated with the Underlying Agreements as of the Closing Date, (ii) as and when received by Central United, KRE’s Coinsurance Share of the gross premiums Central United receives for the coverage provided under the Underlying Agreements, net of all premiums paid by Central United by the Effective Date for other reinsurance of liabilities ceded under the Underlying Agreements (the “Periodic Premium”).

Section 4.2.  Expense Allowance.  KRE shall pay to Central United an expense allowance (i) on the Closing Date, an amount (the “Initial Expense Allowance”) equal to the lesser of (x) $4,500,000, and (y) twenty-eight percent (28%) of KRE’s Coinsurance Share of the Statutory Reserves associated with the Underlying Agreements as of the Effective Date of this Agreement and (ii) as and when received by KRE, an amount (the “Periodic Expense Allowance”) equal to twenty-five percent (25%) of the Periodic Premium.

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ARTICLE 5

RIGHTS AND SETTLEMENTS

All losses, compromises, payments and expenses and allowances in consequence of a claim or a potential claim under the Underlying Agreements shall be settled by the Ceding Company without the intervention of the Assuming Company and shall be binding upon the Assuming Company and the Assuming Company shall allow or pay as the case may be each settlement in accordance with the terms of this Agreement.  The Ceding Company shall be the sole judge of (i) the interpretation of the Underlying Agreements, (ii) what shall constitute a claim or Covered Losses covered under the Underlying Agreements; and (iii) the amount it shall be proper for the Ceding Company to pay under the Underlying Agreements.

ARTICLE 6

PROGRAM OF INTERNAL REPLACEMENT

Should Central United, Commonwealth National Life Insurance Company (“Commonwealth National”), or any of their affiliates, successors or assigns, initiate a Program of Internal Replacement (as defined below) that would include any of the Assumed Policies (as defined in the Coinsurance Agreement) reinsured under this Agreement, Central United will immediately notify KRE.  For each Assumed Policy reinsured under this Agreement that has been replaced under a Program of Internal Replacement, KRE shall have the option, at its sole discretion, of either treating the liability thereon as recaptured or continuing reinsurance on the new policy under this Agreement.

The term “Program of Internal Replacement” shall mean any program offered to a class of policyowners in which an Assumed Policy or any portion of the Assumed Policy is exchanged for another policy or contract, not reinsured under this Agreement, which is written by the Central United, Commonwealth National, or any of their affiliates, successors or assigns.  For the purposes of this Agreement, a Program of Internal Replacement includes new polices made or issued either (i) in compliance with the terms of the original Assumed Policy, (ii) without the same new underwriting information that Central United or Commonwealth National would obtain in the absence of the original Assumed Policy or (iii) without an exclusion period or contestable period of equal duration as those contained in the new issues by Central United or Commonwealth National.

ARTICLE 7

ACCOUNTS

Within twenty (20) days following the end of each calendar quarter the Ceding Company shall render an account to the Assuming Company showing (i) gross premium received by the Ceding Company and Periodic Premium due and paid to KRE, (ii) Period Expense Allowance due and paid to Central United, (iii) all claims made and paid by the Ceding Company under the Underlying Agreements and KRE’s Coinsurance Share thereof, (iv) a notation advising of the Statutory Reserves at the end of such calendar quarter and KRE’s Coinsurance Share thereof, and (v) such other information as is necessary to calculate the balance of the Recapture Account or as may be requested by the Assuming Company.  KRE’s Coinsurance Share of any claims for benefits under the Underlying Agreements shall be payable to Central United within ten (10) business days after KRE’s receipt of each quarterly account provided for in this Article.

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ARTICLE 8

GENERAL CONDITIONS

Section 8.1.  Insolvency.  Any risk or obligation assumed by the Assuming Company pursuant to this Agreement shall be payable by the Assuming Company on the basis of its liability under this Agreement without diminution because of any insolvency of the Ceding Company.  In the event of the insolvency of the Ceding Company and the appointment of a conservator, liquidator or statutory successor of any Ceding Company, all payments due hereunder shall be payable to such conservator, liquidator or statutory successor in accordance with this Agreement, with reasonable provision for verification, on the basis of claims allowed against such Ceding Company by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of such Ceding Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any such claim.  Payments by the Assuming Company as set forth above shall be made directly to such Ceding Company or its conservator, liquidator or statutory successor.

Section 8.2.  Retrocession Follows Original Cession.  All reinsurance for which Assuming Company shall be liable by subscribing to this Agreement shall be subject in all respects to the same terms, conditions, waivers and to the same modification, alterations and cancellations of the Underlying Agreements to which such reinsurance relates, the true intent of this Agreement is that the Assuming Company shall, in every case to which this Agreement applies, follow the fortunes of the Ceding Company, including benefit payments and the timing thereof.  Except as specifically provided in this Agreement and any endorsement hereto, nothing herein shall be construed to expand the liability of the Assuming Company beyond what is specifically assumed under this Agreement by creating in any third party any rights hereunder.

Section 8.3.  Errors and Omissions.  Any inadvertent delays, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve either the Ceding Company or Assuming Company from any liability which would have attached had such delay, error or omission not occurred, including but not limited to any error or accidental omission by the other party in reporting any claim or loss under the Underlying Agreements.

Section 8.4.  Access to Records and Reports; Audits.  The Assuming Company or its duly authorized representative shall have access to and the right to inspect the books and records of the Ceding Company at all reasonable times for the purpose of obtaining information concerning this Agreement, the Underlying Agreements or the subject matter hereof or thereof.  Upon the request of the Assuming Company, the Ceding Company shall forward to the Assuming Company any reports received by the Ceding Company pursuant to Section 4.8 of the Coinsurance Agreement.  The Assuming Company, at its sole expense, shall have the right to audit all of the Ceding Company’s records and procedures relating to the Underlying Agreements at the office of the Ceding Company during regular business hours.

Section 8.5.  Arbitration; Service of Process and Jurisdiction.  As a Condition precedent to any right of action hereunder, if any dispute shall arise between the parties hereto with reference to the interpretation of this Agreement or their rights with respect to any transaction involved, whether such dispute arises before or after termination of this Agreement, such dispute, upon the written request of either party, shall be submitted to three arbitrators, one to be chosen by each party, and the third by the two arbitrators so chosen.  If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators.  If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots.  All arbitrators shall be active or retired disinterested officers of insurance or reinsurance companies not under the control of either party hereto.

Except as may be otherwise provided herein, the arbitrators shall promulgate rules to interpret this Agreement based upon the Commercial Arbitration Rules of the American Arbitration Association applicable to commercial disputes and the Convention on Recognition and Enforcement of Foreign Arbitral

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Awards (June 10, 1958).  The arbitrators shall interpret this Agreement as an honorable engagement rather than as a legal obligation and will make their award with the view to effecting the general purpose and intent of this Agreement, rather than in accordance with the literal interpretation of the Agreement.

The party requesting the arbitration shall submit its case to the arbitrators within forty-five (45) days of the appointment of the third arbitrator.  The party responding to the request for arbitration shall submit its case to the arbitrators within forty-five (45) days of the receipt of the petitioner’s case.  A hearing shall be held within thirty (30) days after receipt of the parties cases in writing.  The arbitrators shall render their decision within thirty (30) days after completion of the hearing.  The decision in writing of any two arbitrators, when filed with the parties hereto, shall be final and binding on both parties.  Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction.  Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and arbitration.  Said arbitration shall take place in Houston, Texas unless some other place is mutually agreed upon by the parties hereto.

The Assuming Company hereby irrevocably submits to the nonexclusive jurisdiction of any Federal or State of Texas court sitting in the State of Texas over any suit, action or proceeding arising out of or relating to this Agreement.  The Assuming Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim than any suit, action or proceeding brought in such court has been brought in an inconvenient forum.  The Assuming Company agrees that a final judgment, not subject to any further appeal, in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and will be given effect in the country of domicile of the Assuming Company to the fullest extent permitted by applicable law and may be enforced in any Federal or State of Texas court sitting in the State of Texas, by a suit upon such judgment, provided that service of process is effected upon it as specified in this Section or as otherwise permitted by law.

Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Assuming Company hereby designates the superintendent, Commissioner or Director of Insurance or other officer specified for the purpose in the statute, or his successor or successors in office, as the true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Assuming Company under this Agreement, and hereby designates the person named in this Agreement in Section 8.12 as the person whom the officer is authorized to mail such process or a true copy thereof.

The Assuming Company consents to process being served in any suit, action or proceeding of the nature referred to above in any Federal or State of New York court sitting in the State of New York by service of process as set forth above, provided that, to the extent lawfully possible, written notice of said service shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Assuming Company at its address specified herein or to any other address of which the Assuming Company shall have given notice to the Ceding Company.  The Assuming Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service shall be deemed in every respect effective service of process upon the Assuming Company in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to the Assuming Company.

Nothing in this Section shall affect the right of the Assuming Company from receiving service of process in any other manner permitted by law or limit the right of the Ceding Company to bring proceedings against the Assuming Company in any court having jurisdiction over the Assuming Company and such proceeding.

Section 8.6.  Offset and Remittances.  The Ceding Company and the Assuming Company hereby grant each other the right to offset any amounts owed by one party to the other under this Agreement, including but not limited to amounts owed hereunder as Premiums, claims for loss payments, or under any judgment entered upon any arbitration award made pursuant to the provisions of Section 6.4 hereof.  Accordingly, the amount of any payments to be made to either party pursuant to the terms of this Agreement shall be reduced by offsetting all amounts payable by such party to the other party so there shall be a single net

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payment due under this Agreement from one party to the other.  In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable law.  If any payment due under this Agreement is not timely made, then the amount thereof shall be increased by interest at a rate equal to the average daily one-year U.S. Treasury Bill rate in effect during the period from the time such payment was due through the date of the payment thereof.

Section 8.7.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles regarding choice of law.  Any arbitration under this Agreement, or any dispute regarding the right to arbitration shall be governed by the Federal Arbitration Act (9 USC Section 1, et seq.).

Section 8.8.  Reserves.  The Assuming Company shall establish and maintain all Statutory Reserves relating to its Coinsurance Share of liabilities assumed hereunder as may be required by the Underlying Agreements and applicable law and regulation.  The reinsurance provided by this Agreement shall not be affected or invalidated by reason of any action or interpretation by any commissioner or superintendent of insurance of any jurisdiction with respect to the establishment or maintenance of any of the reserves described in this Article.  The Ceding Company shall furnish to the Assuming Company such information respecting its Coinsurance Share of liabilities assumed hereunder as the Assuming Company shall reasonably require in order to accurately compute or verify the amount of any such reserves.

The Assuming Company agrees to take all steps necessary to comply with all applicable laws and regulations so as to permit the Ceding Company to obtain full statutory financial statement credit for the reinsurance provided by this Agreement in all relevant jurisdictions, including but not limited to the establishment of reserves, trusts or letters of credit necessary for the Ceding Company to receive such credit or amending this Agreement to comply with such laws.  Any trust agreement established by the Assuming Company for the benefit of the Ceding Company shall comply in all respects with all applicable law for the purpose of providing the Ceding Company with statutory credit for Statutory Reserves ceded hereunder.

Section 8.9.  Currency.  All payments under this Agreement and all accounts and reports pursuant to this Agreement and any arbitration awards or court judgments arising out of this Agreement shall be in United States currency.

Section 8.10.  Confidentiality.  The Assuming Company and the Ceding Company shall maintain the confidentiality of all information related to the Underlying Agreements and all other information denominated as confidential by the other party provided to it in connection with this Agreement and shall not disclose such information to any third parties without the prior written consent of the other party, except as may be required by governmental or regulatory authorities, rating agencies, or pursuant to legal process.

Section 8.11.  Entire Agreement.  This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, including any Schedules or Exhibits hereto, contains the sole and entire agreement between the Ceding Company and the Assuming Company with respect to the subject matter hereof.

Section 8.12.  Notice.  As used in this Agreement, Notice shall mean any and all notices, requests, demands or other communications required or permitted to be given hereunder, and all Notices shall be given or mailed by first class certified mail, return receipt requested, or by an overnight courier service, addressed to the parties at the addresses set forth below:

If to the Ceding Company, to:

Central United Life Insurance Company

2727 Allen Parkway, 6th Floor

Houston, Texas 77019-2115

Attn: President

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If to the Assuming Company, to:

KRE Reinsurance Ltd.

Victoria Hall, Victoria Street

P.O. Box HM 1826

Hamilton HM HX

Bermuda

Attn: Account Executive

With a copy to:

Capital Re Management Corporation

1326 Avenue of the Americas

18th Floor

New York, New York 10019

Attn: General Counsel

Section 8.13.  Taxes.

A.    The Ceding Company shall be liable for all premium and other taxes in connection with the Covered Policies.

B.    KRE and Central United agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations under Section 848 of the Internal Revenue Code of 1986, as amended:

(i)            The term “party” shall refer to either KRE or Central United, as appropriate.  The terms used in this subsection B are defined by reference to Federal Income Tax Regulation 1.848-2 and the term “net consideration” shall refer to either the net consideration as defined in Federal Income Tax Regulation l.848-2(f) or the gross amount of premiums and other consideration as defined in Federal Income Tax Regulation 1-848-3(b), as appropriate;

(ii)           Each party shall attach a schedule to its Federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election has been made;

(iii)          The party with net positive consideration, as defined in the Income Tax Regulations promulgated under Section 848, for such Reinsurance Agreements for each taxable year shall capitalize specific policy acquisition expenses with respect to such Reinsurance Agreements without regard to the general deductions limitation ofSection 848(c)(1) of the Internal Revenue Code;

(iv)          Each party agrees to exchange information pertaining to the amount of net consideration under such Reinsurance Agreements each year to ensure consistency; and

(v)           The joint election agreed to hereunder shall be effective beginning with the Effective Date of this Agreement.

Section 8.14.  Wire Transfers.  The Ceding Company and the Assuming Company shall each promptly notify each other of the bank accounts into which wire transfers of money are to be made for any and all payments due under this Agreement.

Section 8.15.  No Third Party Beneficiaries.  This Agreement constitutes an indemnity reinsurance agreement solely between the Assuming Company and the Ceding Company, and is intended solely for the benefit of the parties hereto and their permitted successor and assigns, and it is not the intention of the parties to confer any rights as a third-party beneficiary to this Agreement upon any other person.

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Section 8.16.  Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and it f the rights or obligations of the Assuming Company or Ceding Company under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 8.17.  Good Faith.  The parties agree to deal with each other fairly and in utmost good faith in the performance of this Agreement.

Section 8.18.  Not Assignable.  This Agreement may not be assigned by either party.

Section 8.19.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 8.20.  Waivers and Amendments.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof.  Such waiver must be in writing and must be executed by a duly authorized officer of such party.  A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion.  This Agreement may not be altered or changed except by a writing executed by the Ceding Company and the Assuming Company

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and delivered as of the date first written above.

CENTRAL UNITED LIFE INSURANCE COMPANY

By:	/s/ David W. Harris
Name:	DAVID W. HARRIS
Title:	CHAIRMAN

Dated:	3/31 1998

KRE REINSURANCE LTD.

By:	/s/ Rebecca L Carne
Name:	REBECCA CARNE
Title:	Assistant Secretary

Dated:	March 31 1998

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